Exhibit 10.13

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of December 17, 2020, is entered into between Papa John’s USA-Georgia, Inc., a Delaware corporation (“PJ USA Georgia”), Papa John’s Franchising, LLC, a Kentucky limited liability company (“PJ Franchising,” and together with PJ USA Georgia, the “New Subsidiaries,” and each a “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of August 30, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Papa John’s International, Inc. (the “Borrower”), the other Loan Parties party thereto, the lenders party thereto and the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The New Subsidiaries and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1.          Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement.  Each of the New Subsidiaries hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement.  Without limiting the generality of the foregoing terms of this paragraph 1, each New Subsidiary, subject to the limitations set forth in Section 10.10 and 10.13 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), each New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2.          The respective address of each New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

Papa John’s Franchising, LLC:

Papa John’s International, Inc.
2002 Papa John’s Blvd.
Louisville, Kentucky 40299
Attention: Ann Gugino, CFO, and Connie Houston
Fax No: (502) 261-4190

Papa John’s USA-Georgia, Inc.:

Papa John’s International, Inc.
2002 Papa John’s Blvd.
Louisville, Kentucky 40299
Attention: Ann Gugino, CFO, and Connie Houston
Fax No: (502) 261-4190

In each case, with a copy to:

Papa John’s International, Inc.
2002 Papa John’s Blvd.
Louisville, Kentucky 40299
Attention: Caroline Oyler, Chief Legal and Risk Officer
Fax No: (502) 261-4190

3.          Each New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiaries upon the execution of this Agreement by the New Subsidiaries.

4.          This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

5.          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

IN WITNESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

PAPA JOHN’S USA-GEORGIA, INC.

By:	/s/ Ann Gugino
Name:	Ann Gugino
Title:	Vice President

PAPA JOHN’S FRANCHISING, LLC

By:	/s/ Ann Gugino
Name:	Ann Gugino
Title:	Vice President

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Blakely Engel
Name:	Blakely Engel
Title:	Vice President